GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL

NOTE 1:-     GENERAL

a.         Optibase Ltd. ("the Company") was incorporated and commenced operations in 1990.

During 2009 the Company entered into the fixed-income real estate sector after an acquisition of a commercial building in Switzerland.

Until the sale of its video solutions business to VITEC Multimedia ("Vitec") in July 2010 (See 1e below), the Company and its U.S subsidiary, Optibase Inc., provided equipment for a wide range of professional video applications in the Broadband IPTV, Broadcast, Government, Enterprise and Post-production markets. (collectively: the Video Activity). Following the sale of the Video Activity, the Company's only operation is the fixed-income real-estate.

As of December 31, 2014, the Company manages its activity through three active subsidiaries: Optibase Real Estate Europe SARL ("Optibase SARL") in Luxembourg which was incorporated in October 2009, Optibase Inc. in the United States which was incorporated in 1991 ("Optibase Inc.") and OPCTN SA, a Luxembourg company owned 51% by the Company which was incorporated in February 2011 ("Subsidiaries"), (collectively: "the Group").

b.         Acquisitions and investments in associates:

1.         Two Penn Center Plaza in Philadelphia, Pennsylvania:

On August 16, 2012, following the approval by the Company's audit committee and board of directors, the Company's shareholders approved its entrance into a limited partnership that will be formed to acquire beneficial interests in the owner of a commercial office building in Philadelphia known as Two Penn Center Plaza where the general partner and certain limited partners of the limited partnership are affiliated with Mr. Shlomo (Tom) Wyler, currently the Chief Executive Officer of our subsidiary Optibase Inc. formerly president and director of the Company, who is affiliated with the controlling shareholder of the Company.

On October 12, 2012, the Company through its subsidiary Optibase Inc., became a limited partner of two Penn Philadelphia LP, a Pennsylvania limited partnership (the "Partnership"), which acquired a beneficial interest in the owner of a Class A twenty story commercial office building in Philadelphia known as Two Penn Center Plaza. At the closing of the acquisition of Two Penn Center Plaza, Optibase Inc., made a capital contribution in cash of $4,025 to the Partnership in consideration for 19.66% beneficial interest in Two Penn Center Plaza.

Two Penn Center Plaza has approximately 500,000 rentable square feet and is located in the Center City neighborhood of Philadelphia opposite City Hall and Love Park.

             The investment in Two Penn Center Plaza is accounted for using the equity method of accounting.

2.         Texas Shopping Centers Portfolio:

On December 31, 2012, the Company through its subsidiary Optibase Inc. acquired approximately 4% indirectly beneficial interest in a portfolio of shopping centers located in Texas, USA.

The shopping centers portfolio includes more than 2 million square feet of leasable areas and is located in Houston, Dallas, and San Antonio area of Texas. The purchase price for the transaction was approximately $ 4,000 in cash. The transaction was based on a portfolio valuation of approximately $ 342,000 including existing nonrecourse mortgage financing in the principal amount of approximately $ 252,000. The primary mortgage loan has a fixed interest rate of 5.73% and matures in April 2016.

Optibase Inc., undertook this investment by making a $1,000 capital contribution as an approximately 16.5% limited partner in Global Texas, LP a Florida limited partnership that is a limited partner in Global Texas Portfolio, LP, a Delaware limited partnership. Global Texas Portfolio, LP acquired 49% of the beneficial interests in the shopping center portfolio.

In connection with the transaction, Optibase Inc., became an owner of approximately 16.5% of the partnership interests in Global Texas Lender, LP a Florida limited partnership and made a $3,000 capital contribution to Global Texas Lender, LP. Global Texas Lender, LP provided a loan to Global Texas Portfolio, LP, bearing interest at 11% per annum, to finance a portion of the purchase price paid by Global Texas Portfolio, LP to acquire its 49% beneficial interest in the shopping center portfolio.

             The investment in Texas Shopping Centers Portfolio is accounted for using the cost method of accounting.

3.       Luxury Suite Condominium Miami, Florida -

On April 9, 2013 and on August 22, 2013, the Company through its subsidiary Optibase Inc. acquired two luxury penthouses located in the Marquis Residence in Miami and one penthouse located in the Ocean One condominium in Sunny Isles Beach in Miami Beach, Florida, respectively, in a cash consideration for a purchase price of approximately $4,800.

4.         Condominium Units in Miami Beach, Florida -

On December 31, 2013 following the approval of the Company's audit committee, board of directors and the Company's shareholders, the Company, through its subsidiary Optibase Inc., completed the purchase of 12 residential units in the Flamingo South Beach One Condominium and the Continuum on South Beach condominium, both located in Miami Beach, Florida from two private companies indirectly controlled by the Company's controlling shareholder (the "seller") for an aggregate net consideration of $7,153 following the set off of rental income of one unit for a period of three years to the seller, representing the fair value of 1.31 million new ordinary shares of the Company issued to the seller.

5.         Disposal of Condominium Units in Miami Beach, Florida –

On September 17, 2014 the Company, through its subsidiary, Optibase Inc. sold 11 residential condominium units located in Florida. The total consideration was amounted to $6,411 and was paid at full on closing during October, 2014.

6.         Retail Portfolio in Bavaria, Germany

On December 18, 2014 the Company through its subsidiary, Optibase SARL, entered into a Purchase Agreement with an unrelated third party to acquire a retail portfolio of twenty-seven Commercial properties in, Germany (the "Transaction Portfolio").

The purchase price to be paid by the Company in order to acquire the Transaction Portfolio is up to EUR 29,750 (approximately $ 36,142 as of December 31, 2014). In addition to the Purchase Price, the Company will incur acquisition costs, including real estate transfer taxes of approximately EUR 2,400 (approximately $ 2,915 as of December 31, 2014).

The acquisition of 17 of the properties in the Transaction Portfolio is subject to (i) waiver of a right of first refusal by the main tenant and (ii) waiver by the local municipalities of their right of first of refusal on each of the properties. If the main tenant or the local municipalities exercises their right of first refusal on any of the properties in the Transaction Portfolio, those designated properties will be excluded from the acquisition and an adjustment will be made to the purchase price. The closing of the transaction is expected to occur on or before May 31, 2015.

c.         Centre des Technologies Nouvelles in Geneva, Switzerland

On March 2, 2011 the Company acquired through a newly established subsidiary an office building complex in Geneva, Switzerland known as Centre des Technologies Nouvelles (CTN) (the "Property"). The acquisition was undertaken by OPCTN S.A., a Luxembourg company owned 51% by Optibase and 49% by The Phoenix Insurance company Ltd and The Phoenix Comprehensive Pension (collectively: "The Phoenix"). OPCTN S.A. undertook the transaction by acquiring all of the ownership interest in the Property owner Eldista GmbH, a Swiss company ("Eldista").

CTN is a six-building complex located in the Plan-Les-Ouates business park in the outskirts of Geneva. The complex includes approximately 35,000 square meters (approximately 377,000 square feet) of primarily space and is a center for advanced industries including biotech, electronic and information technology industries.

 The total net purchase price for the Eldista shares was CHF 37,720 (representing $ 40,559 - as of the purchase date), subject to a post-closing price adjustment to reflect Eldista's assets and liabilities as of the closing date.

d.        The Company two major customers accounted for 23% and 10% and 23% and 12%, of the Company revenues in the year ended December 31, 2013, and 2014, respectively. No other customer accounted for more than 10% of the company revenues.

e.         Sale of the Video Activity (Discontinued operations):

Until the sale of its video solutions business to VITEC Multimedia ("Vitec") in July 2010, the Company and its U.S subsidiary, Optibase Inc., provided equipment for a wide range of professional video applications in the Broadband IPTV, Broadcast, Government, Enterprise and Post-production markets. (collectively: the Video Activity).

On March 16, 2010, the Company and its subsidiary, Optibase Inc., entered into an asset purchase agreement (the "Agreement") with Optibase Technologies Ltd. and Stradis Inc., wholly owned subsidiaries of S.A. Vitec (also known as Vitec Multimedia) (S.A. Vitec, Optibase Technologies Ltd. and Stradis Inc., collectively: "Vitec"). According to the Agreement, the Company sold to Vitec all of the assets and liabilities related to the Company's Video Solutions Business (the "Video Activity") for an aggregate consideration of $ 8,000. The closing of the transaction occurred on July 1, 2010.

According to the Agreement, the Company and Vitec agreed on a price adjustment mechanism to the initial consideration, upon which, Vitec shall add or subtract to the consideration an amount equal to accounts receivable, net plus other receivables and prepaid expenses minus accounts payable and other payables, all as of the Closing date (the "Adjustment Amount"). The Adjustment Amount as calculated by the Company would be deposited by Vitec in escrow within five days from the closing date, to be released over a period of 12 months as Vitec collects amounts owed to the Company from customers. Vitec has refrained from depositing any amount in escrow which led to a dispute between the parties. For further details see Note 9d (1).

The assets and liabilities of the Video activity for the years ended December 31, 2013 and 2014, which relates to the discontinued operations and presented in the consolidated balance sheets, are summarized as follows:

	December 31,
	2014	2013
Assets:
Other accounts receivable	-	$675

Total assets	-	$675

Liabilities:
Other accounts payable and accrued expenses	$2,153	$2,135

Total liabilities	$2,153	$2,135